Net Other Operating Income and Expenses	12 Months Ended
Dec. 31, 2025
Net other Operating Income and Expenses [Abstract]
Net Other Operating Income and Expenses	Note 5
Net Other Operating Income and Expenses

EUR'000	Note	2025	2024	2023
Other operating income		8,770	2,286	3,000
Other operating expenses		—	(251)	(2,863)
Net other operating income and expenses		8,770	2,035	137
Other operating income and expenses for 2025 includes approximately EUR 5 million in accelerated payments relating to the early termination of a contract for operations and advisory services.
Other operating income and expenses for 2024 primarily consist of management fees earned from the operation of third-party vessels.
Other operating income and expenses for 2023 include the net gain from the sale of the main cranes and spare parts of both O-class vessels. The contract signed for the sale of both main cranes states a purchase price of EUR 1.5 million for each main crane. In the case of Wind Orca, the carrying amount of the main crane had been written down, reflecting the value that was expected from the disposal of the assets. Thus, an impairment loss of EUR 5 million was reflected in the statement of profit and loss. The Wind Osprey main crane had been kept at its carrying amount since there was a gain from the disposal. The sale of both main cranes was driven by the main crane upgrades to the O-class vessels.
Accounting policies
Other operating income and expenses, include transactions not related to the operations of the Group, such as, gains and losses on the sale of non-current assets. Such transactions are generally recognised when it is probable that the benefits and losses associated with the transaction will flow to the Company and when the significant risks and rewards have been transferred to the buyer (generally when the transaction is finalised).